UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 14, 2022
Date of Report (date of earliest event reported)

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-31420	54-1821055
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway			23238
Richmond,	Virginia
(Address of Principal Executive Offices)			(Zip Code)
(804) 747-0422
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2022, the CarMax, Inc. (the “Company”) Board of Directors (the “Board”) appointed Charles Joseph Wilson as Executive Vice President and Chief Operating Officer of the Company, effective immediately.

Mr. Wilson, 49, joined CarMax in 1995 as a buyer-in-training at the Raleigh, North Carolina store, where he was subsequently promoted to buyer and then senior buyer. Mr. Wilson later served as purchasing manager at two CarMax stores in southern Florida before being promoted to regional vice president of merchandising. He was promoted to assistant vice president, auction services and merchandising development in 2008, vice president, auction services and merchandising development in 2013, and then vice president, merchandising operations in 2016. In 2017, Mr. Wilson was promoted to senior vice president, store strategy and logistics. There are no family relationships between Mr. Wilson and any director or executive officer of the Company, and Mr. Wilson has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As Executive Vice President and Chief Operating Officer, Mr. Wilson will receive an annual base salary of $625,000 and his annual bonus target under CarMax’s Annual Performance-Based Bonus Plan will be 85% of his annual base salary. In addition, pursuant to the terms of the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated, the Compensation and Personnel Committee of the Board approved a grant to Mr. Wilson of options to purchase CarMax common stock with an aggregate grant date fair value of $63,252 and market stock units with an aggregate grant date fair value of $21,084. The terms of Mr. Wilson’s employment with the Company will continue to be governed by his Severance Agreement with the Company, the terms of which are consistent with the terms in the severance agreements between the Company and its other executive vice presidents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: November 18, 2022	By: /s/ Enrique N. Mayor-Mora
Enrique N. Mayor-Mora
Executive Vice President and
Chief Financial Officer